As Filed with the Securities and Exchange Commission on April 10, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SSgA Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

IMPORTANT NOTICE

SSgA Funds

SSgA Emerging Markets Fund

SSgA Clarion Real Estate Fund

Special Meeting of Shareholders Adjourned to May 16, 2014

April 10, 2014

Dear Shareholder:

The Special Meeting (the “Meeting”) of Shareholders of SSgA Funds (the “Trust”) originally scheduled for December 19, 2014 has been adjourned to May 16, 2014 with respect to the following matters (the “Current Proposals”):

SSgA Emerging Markets Fund — All Classes — Proposal 4 (relating to changing or eliminating certain fundamental investment restrictions);

SSgA Emerging Markets Fund — Institutional Class only — Proposal 3 (relating to adopting an Amended and Restated Rule 12b-1 Plan); and

SSgA Clarion Real Estate Fund — Proposal 3 (relating to adopting an Amended and Restated Rule 12b-1 Plan) and Proposal 4 (relating to changing or eliminating certain fundamental investment restrictions).

The adjourned session of the Meeting will be held on May 16, 2014 at 9:00 a.m. Eastern time at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

It is important that you vote your shares no matter the size of your investment. The Board of Trustees of SSgA Funds recommends that you vote “FOR” the proposals listed above.

The Meeting was called for the purposes described in the Trust’s Notice of Special Meeting of Shareholders and Proxy Statement dated November 1, 2013 (the “November Notice” and “November Proxy Statement,” respectively). Final action has been taken on most of the matters for which the Meeting was called. However, the Meeting has been adjourned to May 16, 2014 in order to provide additional opportunity for the solicitation of votes in favor of the remaining Current Proposals.

The original record date for the Meeting was October 31, 2013. Because of the amount of time that has past since that date, the Board of Trustees established a new record date of March 21, 2014 for the Current Proposals.

NEW SHAREHOLDERS:

If you have become a shareholder of any of the Funds listed above since October 31 – Copies of the November Notice and November Proxy Statement are enclosed with this letter, together with a proxy ballot or ballots relating to the Current Proposals.

SHAREHOLDERS AS OF OCTOBER 31:

If you were a shareholder on October 31, and have not become a new shareholder of any of the Funds listed above since October 31 — A proxy ballot or ballots relating to the Current Proposals are enclosed. Please consult the November Notice and November Proxy Statement with respect to the Current Proposals. If you would like another copy of the November Notice and the November Proxy Statement, please call 1-855-601-2251, and one will be provided free of charge. In addition, the November Proxy Statement is available online at www.proxyvote.com.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy ballot(s) or pursuant to your instructions previously submitted by telephone or through the internet.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the instructions on the enclosed proxy ballot(s) or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy ballot(s).

IF YOU DID NOT PREVIOUSLY VOTE YOUR SHARES, your broker or other financial intermediary may nonetheless have represented you at the Meeting, without voting on the Current Proposals. In that case, your shares will continue to be considered present at the adjourned session of the Meeting, based on your holdings as of the record date for the adjourned session of the Meeting. Your deemed presence at the Meeting will have the effect of a vote against the Current Proposals, unless you submit the enclosed proxy ballot(s) voting in favor of the Current Proposals. It is important that you cast your vote at the adjourned session of the Meeting or using one of the voting options described below if you do not intend to vote against the Current Proposals.

The information in this letter amends the November Proxy Statement and supplements any other information about the Meeting previously delivered to you (this letter and the November Proxy Statement together are referred to in this letter as the “Proxy Statement”). A Notice of Adjourned Session of Special Meeting of Shareholders accompanies this letter.

Please read the Proxy Statement carefully for information concerning the Current Proposals to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement (copies of those instructions are also provided on that website), or by signing, voting and returning your proxy ballot(s) in the postage paid envelope. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting.

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, it is important that you cast your vote now by utilizing the options provided on the enclosed proxy ballot(s) or by calling the Trust’s proxy solicitor for the Meeting at 1-855-601-2251. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

As of the close of business on March 21, 2014, the record date for voting on the Current Proposals, 37,938,664.18 shares of Institutional Class shares of SSgA Emerging Markets Fund were outstanding, 48,180,866.70 shares of SSgA Emerging Markets Fund (all share classes) were outstanding and 3,140,629.63 shares of SSgA Clarion Real Estate Fund were outstanding. As of such date, the trustees and officers of the Trust as a group owned less than 1% of the shares of any share class of SSgA Emerging Markets Fund and SSgA Clarion Real Estate Fund. As of such date, no person was known by the Trust to own beneficially or of record 5% or more of any class of shares of SSgA Emerging Markets Fund and SSgA Clarion Real Estate Fund, except as shown on Appendix 1 to this letter.

To the extent the information in the November Notice and the November Proxy Statement has not been amended by this letter or the accompanying Notice of Adjourned Session of Special Meeting of Shareholders, such information remains applicable to this solicitation of proxies and the Meeting.

Remember, your vote counts. Please vote today.

Thank you for your prompt attention to this matter.

Sincerely,

SSgA Funds

NOTICE OF ADJOURNED SESSION OF SPECIAL MEETING OF SHAREHOLDERS

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

1-800-997-7327

Scheduled for May 16, 2014

NOTICE IS HEREBY GIVEN of an adjourned session of the special meeting of the shareholders of SSgA Funds (“SSgA Funds” or the “Trust”) to be held at 9:00 a.m., Eastern time, on May 16, 2014 at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.The special meeting was originally scheduled for December 19, 2013.

The following matters (the “Current Proposals”) will be considered:

SSgA Emerging Markets Fund — All Classes — A proposal to change or eliminate certain fundamental investment restrictions (Proposal 4 in the proxy statement);

SSgA Emerging Markets Fund — Institutional Class only — A proposal to approve an Amended and Restated Rule 12b-1 Plan (Proposal 3 in the proxy statement); and

SSgA Clarion Real Estate Fund — A proposal to approve an Amended and Restated Rule 12b-1 Plan (Proposal 3 in the proxy statement) and a proposal to change or eliminate certain fundamental investment restrictions (Proposal 4 in the proxy statement).

It is important that you vote your shares no matter the size of your investment. The Board unanimously recommends that you vote “FOR” the Current Proposals.

Shareholders of record as of the close of business on March 21, 2014 are entitled to notice of, and to vote or provide voting instructions at, the adjourned session of the Special Meeting, and are also entitled to vote, or provide voting instructions, at any adjournments or postponements thereof.

Please read the Proxy Statement carefully for information concerning the Current Proposals to be brought before the adjourned session of the Meeting. Regardless of whether you plan to attend the adjourned session of the Meeting, we urge you to vote via the Internet at www.proxyvote.com or by telephone by following the instructions in the Proxy Statement (copies of those instructions are also provided on that website), or by signing, voting and returning your proxy ballot(s) in the postage paid envelope. For specific instructions on how to vote your shares, please review the instructions for each of these voting options as detailed in the Proxy Statement. If you attend the adjourned session of the Meeting, you may vote in person even if you have previously returned your proxy ballot(s) or have voted via the Internet or by telephone. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Trust or by voting in person at the adjourned session of the Meeting.

By Order of the Board of Trustees,

David K. James, Secretary, SSgA Funds

Appendix 1

BENEFICIAL OWNERS OF MORE THAN 5% OF ANY CLASS OF ANY FUND

As of the Record Date, the following shareholders owned of record 5% or more of the issued and outstanding shares of each Fund, as described. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

Fund	Name and Address	Number of Shares	Percentage of Ownership
SSgA Emerging Markets Fund – Institutional Class	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281	11,786,386.86	31.07%
	Charles Schwab & Co Inc Special Cust A/C FBO our customers mutual funds 101 Montgomery Street, San Francisco, CA 94104-4151	8,179,005.18	21.56%
	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226, Omaha, NE 68103-2226	4,303,647.31	11.34%
	Assetmark Trust Co FBO Assetmark Inc and mutual clients & FBO other custodian clients 3200 N Central Ave Fl 6 Phoenix, AZ 85012-2403	4,295,092.31	11.32%
	Pershing LLC 1 Pershing PLZ, Jersey City, NJ 07399-0001	4,213,241.12	11.11%

SSgA Emerging Markets Fund – Select Class	MAC & Co, A/C MBBF0000282, Mutual Funds Operations, P.O. Box 3198, Pittsburgh, PA 15230-3198	2,716,999.32	26.53%
	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226	2,514,234.62	24.55%
	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281	1,579,376.92	15.42%

SSgA Clarion Real Estate Fund	SEI Private Trust Company, C/O Evercore ID 573 One Freedom Valley Drive, Oaks, PA 19456-9989	772,325.24	24.59%
	National Financial Services Corporation for the exclusive benefit of our customers Attn: Mutual Funds 5th floor, 200 Liberty St, 1 World Financial Center, New York, NY 10281	745,446.99	23.74%
	Charles Schwab & Co Inc Special Cust A/C FBO our customers mutual funds 101 Montgomery Street, San Francisco, CA 94104-4151	547,753.43	17.44%
	Pershing LLC 1 Pershing PLZ, Jersey City, NJ 07399-0001	262,403.88	8.36%
	TD Ameritrade Inc. for the exclusive benefit of our clients P.O. Box 2226, Omaha, NE 68103-2226	161,744.39	5.15%

Vote by Touch-Tone Phone, by Mail, or via the Internet!
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.
	LOG-ON:	Vote on the Internet at www.proxyvote.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73761-S17387                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SSGA CLARION REAL ESTATE FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF EACH PROPOSAL.
		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Rule 12b-1 Plan	☐	☐	☐	Proposal 4E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F. To approve an amendment to the Fund’s fundamental investment restriction with respect to:					Proposal 4F.	Participation in the underwriting of securities	☐	☐	☐

Proposal 4A.	Concentrating investments in an industry	☐	☐	☐	Proposals 4G-4I. To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4C.	Making loans	☐	☐	☐	Proposal 4H.	Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof	☐	☐	☐

Proposal 4D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4I.	Making short sales or purchasing securities on margin	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote FOR approval of the Proposals.

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title as such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —

M73762-S17387

SSgA CLARION REAL ESTATE FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

To be Reconvened on May 16, 2014

This proxy is solicited by the Board of Trustees of SSgA Funds (“SSgA Funds” or the “Trust”) for use at a special meeting of shareholders of SSgA Funds originally scheduled for December 19, 2013 (the “Special Meeting”), to be reconvened at 9:00 a.m., local time, on May 16, 2014 at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

Vote by Touch-Tone Phone, by Mail, or via the Internet!
PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	CALL:	To vote by phone, call toll-free 1-800-690-6903 and follow the recorded instructions.
	LOG-ON:	Vote on the Internet at www.proxyvote.com and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M73763-S17387                 KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SSGA EMERGING MARKETS FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF EACH PROPOSAL.
		For	Against	Abstain			For	Against	Abstain

Proposal 3.	To approve an Amended and Restated Rule 12b-1 Plan	☐	☐	☐	Proposal 4E.	Investment in real estate	☐	☐	☐

Proposals 4A-4F. To approve an amendment to the Fund’s fundamental investment restriction with respect to:					Proposal 4F.	Participation in the underwriting of securities	☐	☐	☐

Proposals 4G-4J and 4M. To approve the elimination of the Fund’s fundamental investment restriction with respect to:

Proposal 4A.	Concentrating investments in an industry	☐	☐	☐	Proposal 4G.	Pledging, mortgaging or hypothecating fund assets	☐	☐	☐

Proposal 4B.	Borrowing money and issuing senior securities	☐	☐	☐	Proposal 4H.	Purchasing or selling puts, calls or investing in straddles, spreads or any combination thereof	☐	☐	☐

Proposal 4C.	Making loans	☐	☐	☐	Proposal 4I.	Making short sales or purchasing securities on margin	☐	☐	☐

Proposal 4D.	Investment in commodities and commodity contracts	☐	☐	☐	Proposal 4J.	Diversification of investments	☐	☐	☐

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. In the absence of specification, each properly executed proxy will be treated as an instruction to vote FOR approval of the Proposals.

					Proposal 4M.	Investments for control	☐	☐	☐

IMPORTANT: Please sign legibly and exactly as the name appears on this card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as a custodian for a minor, please give the FULL title as such. If a corporation, please give the FULL corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

— — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — —

M73764-S17387

SSgA EMERGING MARKETS FUND

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

To be Reconvened on May 16, 2014

This proxy is solicited by the Board of Trustees of SSgA Funds (“SSgA Funds” or the “Trust”) for use at a special meeting of shareholders of SSgA Funds originally scheduled for December 19, 2013 (the “Special Meeting”), to be reconvened at 9:00 a.m., local time, on May 16, 2014 at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYVOTE.COM.

You may obtain a copy of the related proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the form of proxy card without charge by visiting www.proxyvote.com.

Additional information about the Fund is available in its Prospectus(es), Statement of Additional Information, Semi-Annual Report, and Annual Report to shareholders. You can obtain copies of the Prospectus(es), Statement of Additional Information, Annual and unaudited Semi-Annual Reports of the Fund upon request, without charge, by writing to the Trust at One Lincoln Street, 22nd Floor, Boston, Massachusetts 02111-2900, by calling 1-800-997-7327, or by visiting http://www.ssgafunds.com.

The undersigned hereby appoints Ellen Needham and Ann Carpenter, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the matters listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Meeting, and at any and all adjournments and postponements thereof.

*** IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD ***

Solicitation Script

SSgA Funds

May 16, 2014

855-601-2251

Inbound Greeting:

“Thank you for calling the Broadridge Proxy Services Center for the SSgA Funds. My name is <Agent Name> and this call is being recorded for quality assurance. How may I assist you today?”

Outbound Greeting:

“Hello is Mr. /Ms.                     available please?”

“Hi Mr. /Ms                    , my name is <Agent Name> and I am calling on behalf of the SSgA Funds on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on May 16, 2014 and have not received your vote.”

Voting:

“Your Board recommends that shareholders vote “FOR” each proposal. Would you like to vote along with the recommendations of the board?”

“Would you like to vote all of your accounts accordingly?”

“Thank you, I am recording your vote (for, against, abstain) the proposals. For confirmation purposes, please state your full name.”

“And according to our records, you currently reside in (read city, state, and Zip Code)?

To ensure we have the correct street address for the confirmation, please state your street address.”

“Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll free number listed on the confirmation.”

“Mr./Ms. (Shareholder’s Last Name), your vote is important and your time is appreciated. Thank you and have a good (day, evening, night).”

If Unsure of voting or does not want to vote along with the recommendation of the Board:

“Would you like me to review the proposals with you? ” (After review, ask them if they would like to vote now over the phone).

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If Not Received/Requesting material to be re-mailed:

“I can resend the proxy materials to you, or I can review the proposals with you and record your vote immediately by phone.” (pause for response)

After review, ask them if they would like to vote now over the phone.

“Your Board recommends that you vote “FOR” each proposal. Would you like to vote along with the recommendations of the Board?”

If they don’t want proposal reviewed:

“Do you have an email address this can be sent to?” (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

“Thank you. You should receive the proxy materials shortly and the materials will inform you of the methods available to cast your vote, one of which is to call us back at 855-601-2251.”

If Not Interested:

(Use rebuttal) “I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.”

ANSWERING MACHINE MESSAGE:

“Hello, my name is <Agent Name> and I am a proxy voting specialist calling on behalf of SSgA Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 16, 2014”

“Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2251 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

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AUTOMATED ANSWERING MACHINE MESSAGE:

“Hello, this is the Broadridge Proxy Services Center calling with an important message on behalf of SSgA Funds. You should have received proxy material electronically or in the mail concerning the Special Meeting of Shareholders to be held on May 16, 2014.

Your vote is very important. Please sign, date and promptly mail your proxy card in the postage-paid envelope provided. Internet and telephone voting are also available. To vote over the Internet please follow the instructions provided in the proxy materials. If you have any questions, would like to vote over the telephone or need new proxy materials, call toll-free at 855-601-2251 and a proxy voting specialist will assist you. Specialists are available Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.”

INBOUND - CLOSED RECORDING:

“Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are: Monday through Friday, 9:00 AM to 10:00 PM Eastern Time. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.”

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